Supplemental Information 4th Quarter 2021 Exhibit 99.2

2 COVID-19 Financial Impact 3 Overview 4 Segment Overview 7 Senior Housing 8 G&A Expense 13 Capital Expenditures 14 Cash Facility Lease Payments 15 Capital Structure 16 Definitions 17 Appendices: Summary Financial Impact: COVID-19 20 Non-GAAP Financial Measures 23 Table of Contents

COVID-19 Financial Impact

BROOKDALE SENIOR LIVING

The COVID-19 pandemic adversely impacted the Company's occupancy and resident fee revenue during 2020 and 2021 and resulted in incremental direct costs to respond to the pandemic, including costs for: acquisition of additional personal protective equipment ("PPE"), medical equipment, and cleaning and disposable food service supplies; enhanced cleaning and environmental sanitation; increased employee-related costs, including labor, workers compensation, and health plan expense; and COVID-19 testing of residents and associates where not otherwise covered by government payor or third-party insurance sources. In the aggregate, for the years ended December 31, 2021 and 2020, the Company has incurred $173.2 million of pandemic-related expenses, of which 40% related to employee-related costs, 36% related to PPE and medical supplies, and 24% related to cleaning and other costs.

During the fourth quarter of 2021 under the Coronavirus Aid, Relief, and Economic Security Act of 2020 ("CARES Act"):

- $31.6 million of deferred payroll taxes were paid, reducing the Company's net cash provided by operating activities and Adjusted Free Cash Flow with no impact on revenue or results of operations.
- $3.0 million of advanced payments from Medicare were recouped, reducing the Company's net cash provided by operating activities and Adjusted Free Cash Flow with no impact on revenue or results of operations.

The following tables present the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated and Senior Housing Same Community 2020 and 2021 results. The estimated lost revenue represents the difference between the actual resident fee revenue for the period and the Company's pre-pandemic expectations for the 2020 period. Presentations of these impacts are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. See pages 20-22 for the known or estimated impacts related to the COVID-19 pandemic to the Company's consolidated and Senior Housing Same Community quarterly and full year 2020 and 2021 results.

Estimated Impact on Consolidated Portfolio

($ in 000s)	Full Year 2020 Consolidated Total	1Q 2021 Consolidated Total	2Q 2021 Consolidated Total	3Q 2021 Consolidated Total	4Q 2021 Independent Living	4Q 2021 Assisted Living and Memory Care	4Q 2021 CCRCs	4Q 2021 Consolidated Total	YTD 2021 Consolidated Total
Estimated lost resident fee revenue	$ 281,100	$ 117,500	$ 109,500	$ 76,400	$ 19,800	$ 47,800	$ 8,000	$ 75,600	$ 379,000
Other operating income	115,749	10,735	1,308	89	28	155	53	236	12,368
Facility operating expense	125,534	27,337	9,741	7,234	430	2,494	467	3,391	47,703

Estimated Impact on Senior Housing: Same Community

($ in 000s)	Full Year 2020 Same Community	1Q 2021 Same Community	2Q 2021 Same Community	3Q 2021 Same Community	4Q 2021 Independent Living	4Q 2021 Assisted Living and Memory Care	4Q 2021 CCRCs	4Q 2021 Same Community	YTD 2021 Same Community
Estimated lost resident fee revenue	$ 211,200	$ 88,900	$ 79,200	$ 73,700	$ 19,600	$ 47,500	$ 5,100	$ 72,200	$ 314,000
Other operating income	83,446	7,250	752	87	28	155	52	235	8,324
Facility operating expense	107,303	24,394	8,185	6,411	408	2,483	280	3,171	42,161

Consolidated Occupancy Trend

	January 2021	February 2021	March 2021	1Q 2021	April 2021	May 2021	June 2021	2Q 2021	July 2021	August 2021	September 2021	3Q 2021	October 2021	November 2021	December 2021	4Q 2021	January 2022
Weighted average	70.0%	69.4%	69.4%	69.6%	69.9%	70.5%	71.2%	70.5%	72.0%	72.5%	73.0%	72.5%	73.3%	73.5%	73.6%	73.5%	73.4%
Period end	70.4%	70.1%	70.6%	70.6%	71.1%	71.6%	72.6%	72.6%	73.3%	73.7%	74.2%	74.2%	74.5%	74.3%	74.5%	74.5%	74.2%

3

Overview

BROOKDALE SENIOR LIVING

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q[(2)]	2021 4Q	2021 Full Year	4Q21 vs 4Q20 Better B/(Worse) (W)	Full Year 21 vs 20 B/(W)
Resident fee revenue	$ 782,707	$ 731,629	$ 700,771	$ 677,460	$ 2,892,567	$ 664,350	$ 673,978	$ 600,095	$ 605,425	$ 2,543,848	(10.6)%	(12.1)%
Management fee revenue	$ 108,715	$ 6,076	$ 5,669	$ 10,230	$ 130,690	$ 8,566	$ 4,998	$ 3,621	$ 3,413	$ 20,598	(66.6)%	(84.2)%
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	(99.7)%	(89.3)%
Net income (loss)	$ 369,497	$ (118,420)	$ (124,993)	$ (44,139)	$ 81,945	$ (108,303)	$ (83,604)	$ 174,263	$ (81,720)	$ (99,364)	(85.1)%	NM
Net cash provided by (used in) operating activities	$ 57,479	$ 151,840	$ (77,169)	$ 73,499	$ 205,649	$ (23,857)	$ 3,410	$ 7,200	$ (81,387)	$ (94,634)	NM	NM
Adjusted EBITDA [(1)]	$ 185,069	$ 44,733	$ (64,019)	$ 98,604	$ 264,387	$ 34,981	$ 33,064	$ 34,582	$ 35,849	$ 138,476	(63.6)%	(47.6)%
PEAK management termination fee	$ 100,000	$ —	$ —	$ —	$ 100,000	$ —	$ —	$ —	$ —	$ —	NM	NM
VTR one-time cash lease payment	$ —	$ —	$ (119,180)	$ —	$ (119,180)	$ —	$ —	$ —	$ —	$ —	NM	NM
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	$ 85,069	$ 44,733	$ 55,161	$ 98,604	$ 283,567	$ 34,981	$ 33,064	$ 34,582	$ 35,849	$ 138,476	(63.6)%	(51.2)%
Adjusted Free Cash Flow	$ 5,182	$ 113,451	$ (114,327)	$ 19,875	$ 24,181	$ (50,674)	$ (54,747)	$ (42,570)	$ (138,703)	$ (286,694)	NM	NM

As of December 31, 2021

Consolidated: 646



Owned
347
Leased
299
679
communities
Managed
33

Consolidated: 52,585



Owned
31,636
Leased
20,949
57,409
units
Managed
4,824

4Q 2021 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	59	9%
90% > 95%	48	7%
85% > 90%	63	10%
80% > 85%	58	9%
75% > 80%	94	15%
70% > 75%	80	12%
Less than 70%	244	38%
Total	646	100%
Consolidated Portfolio Average Asset Age		~24 years

(1) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million management agreement termination fee payment received from Healthpeak Properties Inc. ("Healthpeak" or "PEAK") related to the sale of Brookdale's interest in the entry fee CCRC venture ("CCRC Venture"), which closed on January 31, 2020. Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment made to Ventas, Inc. ("Ventas" or "VTR") in connection with the Company's lease restructuring transaction effective July 26, 2020 ("one-time cash lease payment").

(2) The Company sold 80% of its equity in its Health Care Services segment on July 1, 2021 and recognized a $286.5 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the Health Care Services Venture (the "HCS Venture") is accounted for under the equity method of accounting. See page 7 for further details.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

4

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE
SENIOR LIVING

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	*4Q21 vs 4Q20 B(W)*	*Full Year 21 vs 20 B(W)*
Resident fee revenue	$782,707	$731,629	$ 700,771	$677,460	$2,892,567	$ 664,350	$ 673,978	$ 600,095	$ 605,425	$2,543,848	(10.6)%	(12.1)%
Management fee revenue	108,715	6,076	5,669	10,230	130,690	8,566	4,998	3,621	3,413	20,598	(66.6)%	(84.2)%
Other operating income	—	26,693	10,765	78,291	115,749	10,735	1,308	89	236	12,368	(99.7)%	(89.3)%
Facility operating expense	(588,482)	(606,034)	(570,530)	(576,813)	(2,341,859)	(556,312)	(550,846)	(480,423)	(488,282)	(2,075,863)	15.3%	11.4%
Combined Segment Operating Income	302,940	158,364	146,675	189,168	797,147	127,339	129,438	123,382	120,792	500,951	(36.1)%	(37.2)%
General and administrative expense [(1)]	(46,657)	(43,031)	(41,752)	(41,011)	(172,451)	(43,276)	(47,184)	(39,301)	(35,076)	(164,837)	14.5%	4.4%
Cash facility operating lease payments (see page 15)	(71,214)	(70,600)	(168,942)	(49,553)	(360,309)	(49,082)	(49,190)	(49,499)	(49,867)	(197,638)	(0.6)%	45.1%
Adjusted EBITDA [(2)]	**185,069**	**44,733**	**(64,019)**	**98,604**	**264,387**	**34,981**	**33,064**	**34,582**	**35,849**	**138,476**	**(63.6)%**	**(47.6)%**
PEAK management termination fee	(100,000)	—	—	—	(100,000)	—	—	—	—	—	NM	NM
VTR one-time cash lease payment	—	—	119,180	—	119,180	—	—	—	—	—	NM	NM
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	**85,069**	**44,733**	**55,161**	**98,604**	**283,567**	**34,981**	**33,064**	**34,582**	**35,849**	**138,476**	**(63.6)%**	**(51.2)%**
PEAK management termination fee	100,000	—	—	—	100,000	—	—	—	—	—	NM	NM
VTR one-time cash lease payment	—	—	(119,180)	—	(119,180)	—	—	—	—	—	NM	NM
Transaction and Organizational Restructuring Costs	(1,981)	(3,368)	(6,250)	(1,778)	(13,377)	(1,884)	(689)	(943)	(293)	(3,809)	83.5%	71.5%
Interest expense, net (see page 15)	(53,590)	(48,623)	(48,209)	(47,130)	(197,552)	(46,313)	(46,576)	(47,096)	(46,357)	(186,342)	1.6%	5.7%
Payment of financing lease obligations	(5,087)	(4,677)	(4,548)	(4,556)	(18,868)	(4,789)	(4,864)	(5,039)	(5,182)	(19,874)	(13.7)%	(5.3)%
Changes in working capital [(3)]	(53,902)	149,055	33,794	9,945	138,892	(5,320)	(1,129)	9,764	(82,394)	(79,079)	NM	NM
Other [(4)]	(4,771)	(2,148)	(2,223)	(567)	(9,709)	101	1,242	(5,645)	5,646	1,344	NM	NM
Non-Development Capital Expenditures, net (see page 14)	(60,556)	(21,521)	(22,872)	(34,643)	(139,592)	(27,450)	(35,795)	(28,193)	(45,972)	(137,410)	(32.7)%	1.6%
Adjusted Free Cash Flow	**$ 5,182**	**$113,451**	**$(114,327)**	**$ 19,875**	**$ 24,181**	**$(50,674)**	**$(54,747)**	**$(42,570)**	**$(138,703)**	**$(286,694)**	**NM**	**NM**

(1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 13.
(2) Adjusted EBITDA for the first quarter and full year of 2020 includes the $100.0 million benefit for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's interest in the CCRC Venture. Adjusted EBITDA for the third quarter and full year of 2020 includes the $119.2 million one-time cash lease payment. Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income.
(3) Excludes changes in prepaid insurance premiums financed with notes payable, lessor capital expenditure reimbursements under operating leases, and changes in operating lease assets and liabilities for lease termination, and includes the working capital impacts related to CARES Act programs.
(4) Primarily consists of proceeds from property insurance and state income tax (provision) benefit.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)	4Q 2021 Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate [1]	All Other [2]
Resident fee revenue	$ 605,425	$ 352,894	$ 252,531	$ —	$ —
Management fee revenue	3,413	—	—	—	3,413
Other operating income	236	196	40	—	—
Facility operating expense	(488,282)	(290,347)	(197,935)	—	—
Combined Segment Operating Income	120,792	62,743	54,636	—	3,413
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) [3]	(35,076)	(18,871)	(13,504)		(2,701)
Cash facility operating lease payments	(49,867)		(48,421)	(1,446)	—
Adjusted EBITDA [4]	**35,849**	**43,872**	**(7,289)**	**(1,446)**	**712**
Transaction and Organizational Restructuring Costs	(293)	—	—	(293)	—
Interest expense, net	(46,357)	(34,925)	(11,514)	82	—
Payment of financing lease obligations	(5,182)	—	(5,044)	(138)	—
Changes in working capital [5]	(82,394)	—	—	(82,394)	—
Other	5,646	143	—	5,503	—
Non-Development Capital Expenditures, net	(45,972)	(25,203)	(10,713)	(10,056)	—
Adjusted Free Cash Flow	**$ (138,703)**	**$ (16,113)**	**$ (34,560)**	**$ (88,742)**	**$ 712**

(1) Primarily consists of changes in working capital, corporate capital expenditures, Transaction and Organizational Restructuring Costs, lease payments for corporate offices and information technology systems and equipment, interest income, and state income tax (provision) benefit.

(2) Primarily consists of the previously reported Management Services segment.

(3) G&A includes both direct, incremental costs attributable to the segment or portfolio and allocated costs; see page 13.

(4) Adjusted EBITDA for the fourth quarter of 2021 includes $0.2 million of government grants and credits recognized in other operating income.

(5) Excludes changes in prepaid insurance premiums financed with notes payable, lessor capital expenditure reimbursements under operating leases, and changes in operating lease assets and liabilities for lease termination, and includes a negative $34.6 million impact related to repayments and recoupment pursuant to CARES Act programs.

6

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	4Q21 vs 4Q20 B(W)	Full Year 21 vs 20 B(W)
Total Senior Housing, Health Care Services, and All Other												
Revenue [1]	$ 891,422	$ 737,705	$ 706,440	$ 687,690	$ 3,023,257	$ 672,916	$ 678,976	$ 603,716	$ 608,838	$ 2,564,446	(11.5)%	(15.2)%
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	(99.7)%	(89.3)%
Combined Segment Operating Income	$ 302,940	$ 158,364	$ 146,675	$ 189,168	$ 797,147	$ 127,339	$ 129,438	$ 123,382	$ 120,792	$ 500,951	(36.1)%	(37.2)%
Combined segment operating margin	*34.0%*	*20.7%*	*20.5%*	*24.7%*	*25.4%*	*18.6%*	*19.0%*	*20.4%*	*19.8%*	*19.4%*	*(490) bps*	*(600) bps*
Combined segment adjusted operating margin [2]	*34.0%*	*17.8%*	*19.2%*	*16.1%*	*22.5%*	*17.3%*	*18.9%*	*20.4%*	*19.8%*	*19.1%*	*370 bps*	*(340) bps*
Senior Housing Segments (see page 8)												
Revenue	$ 687,888	$ 641,459	$ 610,868	$ 585,542	$ 2,525,757	$ 577,499	$ 586,665	$ 600,095	$ 605,425	$ 2,369,684	3.4%	(6.2)%
Other operating income	$ —	$ 9,698	$ 4,873	$ 78,291	$ 92,862	$ 8,152	$ 786	$ 89	$ 236	$ 9,263	(99.7)%	(90.0)%
Senior Housing Operating Income	$ 203,346	$ 142,596	$ 139,544	$ 179,108	$ 664,594	$ 116,370	$ 121,027	$ 119,761	$ 117,379	$ 474,537	(34.5)%	(28.6)%
Senior Housing operating margin	*29.6%*	*21.9%*	*22.7%*	*27.0%*	*25.4%*	*19.9%*	*20.6%*	*20.0%*	*19.4%*	*19.9%*	*(760) bps*	*(550) bps*
Senior Housing adjusted operating margin [2]	*29.6%*	*20.7%*	*22.0%*	*17.2%*	*22.6%*	*18.7%*	*20.5%*	*19.9%*	*19.3%*	*19.6%*	*210 bps*	*(300) bps*
Number of communities (period end)	661	660	652	651	651	650	648	648	646	646	(0.8)%	(0.8)%
Period end number of units	54,037	54,019	53,110	52,982	52,982	52,946	52,821	52,809	52,585	52,585	(0.7)%	(0.7)%
Total Average Units	54,184	54,040	53,440	53,086	53,687	52,971	52,911	52,811	52,665	52,840	(0.8)%	(1.6)%
RevPAR	$ 4,229	$ 3,954	$ 3,806	$ 3,673	$ 3,917	$ 3,631	$ 3,692	$ 3,784	$ 3,828	$ 3,734	4.2%	(4.7)%
Weighted average occupancy	83.2%	78.7%	75.3%	72.7%	77.5%	69.6%	70.5%	72.5%	73.5%	71.5%	80 bps	(600) bps
RevPOR	$ 5,085	$ 5,022	$ 5,056	$ 5,052	$ 5,054	$ 5,219	$ 5,237	$ 5,219	$ 5,210	$ 5,221	3.1%	3.3%
All Other [3]												
All Other Segment Operating Income (comprised solely of management fees)	$ 108,715	$ 6,076	$ 5,669	$ 10,230	$ 130,690	$ 8,566	$ 4,998	$ 3,621	$ 3,413	$ 20,598	(66.6)%	(84.2)%
Resident fee revenue under management [4]	$ 184,145	$ 131,558	$ 116,576	$ 107,817	$ 540,096	$ 82,468	$ 64,410	$ 55,156	$ 51,409	$ 253,443	(52.3)%	(53.1)%
Number of communities (period end) [4]	80	77	74	75	75	45	37	34	33	33	(56.0)%	(56.0)%
Period end number of units [4]	11,033	10,694	9,980	10,129	10,129	6,652	6,157	4,913	4,824	4,824	(52.4)%	(52.4)%
Total Average Units [4]	13,325	10,905	10,446	10,062	11,184	8,258	6,354	5,328	4,854	6,198	(51.8)%	(44.6)%
Weighted average occupancy [4]	84.0%	78.0%	74.6%	72.1%	77.6%	69.4%	71.7%	71.4%	71.4%	70.8%	(70) bps	(680) bps
Health Care Services Segment [5]												
Revenue	$ 94,819	$ 90,170	$ 89,903	$ 91,918	$ 366,810	$ 86,851	$ 87,313	$ —	$ —	$ 174,164	N/A	N/A
Other operating income	$ —	$ 16,995	$ 5,892	$ —	$ 22,887	$ 2,583	$ 522	$ —	$ —	$ 3,105	N/A	N/A
Segment Operating Income	$ (9,121)	$ 9,692	$ 1,462	$ (170)	$ 1,863	$ 2,403	$ 3,413	$ —	$ —	$ 5,816	N/A	N/A

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income.
(3) Primarily consists of the previously reported Management Services segment.
(4) Not included in consolidated reported amounts.
(5) The Company sold 80% of its equity in its Health Care Services segment on July 1, 2021 and recognized a $286.5 million gain on the sale during the year ended December 31, 2021. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the HCS Venture is accounted for under the equity method of accounting.

7

Senior Housing Segments

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	4Q21 vs 4Q20 B(W)	Full Year 21 vs 20 B(W)
Independent Living												
Revenue	$ 135,862	$ 130,278	$ 125,762	$ 120,696	$ 512,598	$ 118,782	$ 118,005	$ 119,584	$ 119,167	$ 475,538	(1.3)%	(7.2)%
Other operating income	$ —	$ —	$ 96	$ 11,727	$ 11,823	$ 1,364	$ 111	$ 9	$ 28	$ 1,512	(99.8)%	(87.2)%
Segment Operating Income	$ 51,414	$ 41,038	$ 42,438	$ 47,923	$ 182,813	$ 37,329	$ 35,292	$ 36,733	$ 36,754	$ 146,108	(23.3)%	(20.1)%
Segment operating margin	*37.8%*	*31.5%*	*33.7%*	*36.2%*	*34.9%*	*31.1%*	*29.9%*	*30.7%*	*30.8%*	*30.6%*	*(540) bps*	*(430) bps*
Segment adjusted operating margin (1)	*37.8%*	*31.5%*	*33.7%*	*30.0%*	*33.4%*	*30.3%*	*29.8%*	*30.7%*	*30.8%*	*30.4%*	*80 bps*	*(300) bps*
Number of communities (period end)	68	68	68	68	68	68	68	68	68	68	—%	—%
Period end number of units	12,537	12,534	12,534	12,534	12,534	12,542	12,566	12,567	12,567	12,567	0.3%	0.3%
Total Average Units	12,529	12,534	12,534	12,534	12,533	12,539	12,552	12,567	12,567	12,556	0.3%	0.2%
RevPAR	$ 3,615	$ 3,465	$ 3,345	$ 3,210	$ 3,408	$ 3,158	$ 3,134	$ 3,172	$ 3,161	$ 3,156	(1.5)%	(7.4)%
Weighted average occupancy	87.1%	83.5%	80.0%	76.7%	81.8%	73.6%	73.5%	74.7%	75.1%	74.2%	(160) bps	(760) bps
RevPOR	$ 4,151	$ 4,147	$ 4,182	$ 4,183	$ 4,165	$ 4,290	$ 4,266	$ 4,244	$ 4,208	$ 4,252	0.6%	2.1%
Assisted Living and Memory Care												
Revenue	$ 457,479	$ 432,156	$ 408,695	$ 392,946	$ 1,691,276	$ 386,938	$ 391,718	$ 402,621	$ 408,444	$ 1,589,721	3.9%	(6.0)%
Other operating income	$ —	$ 152	$ 1,936	$ 60,497	$ 62,585	$ 5,104	$ 629	$ 75	$ 155	$ 5,963	(99.7)%	(90.5)%
Segment Operating Income	$ 132,001	$ 87,708	$ 87,152	$ 121,740	$ 428,601	$ 71,433	$ 77,062	$ 75,324	$ 70,501	$ 294,320	(42.1)%	(31.3)%
Segment operating margin	*28.9%*	*20.3%*	*21.2%*	*26.8%*	*24.4%*	*18.2%*	*19.6%*	*18.7%*	*17.3%*	*18.4%*	*(950) bps*	*(600) bps*
Segment adjusted operating margin (1)	*28.9%*	*20.3%*	*20.9%*	*15.6%*	*21.6%*	*17.1%*	*19.5%*	*18.7%*	*17.2%*	*18.1%*	*160 bps*	*(350) bps*
Number of communities (period end)	571	570	563	563	563	562	560	560	559	559	(0.7)%	(0.7)%
Period end number of units	35,789	35,744	35,124	35,126	35,126	35,082	34,904	34,891	34,816	34,816	(0.9)%	(0.9)%
Total Average Units	35,944	35,785	35,268	35,126	35,530	35,110	35,018	34,893	34,883	34,977	(0.7)%	(1.6)%
RevPAR	$ 4,242	$ 4,025	$ 3,863	$ 3,729	$ 3,967	$ 3,673	$ 3,728	$ 3,845	$ 3,902	$ 3,787	4.6%	(4.5)%
Weighted average occupancy	81.9%	77.8%	74.4%	71.8%	76.5%	68.3%	69.5%	71.9%	73.1%	70.7%	130 bps	(580) bps
RevPOR	$ 5,178	$ 5,172	$ 5,193	$ 5,193	$ 5,184	$ 5,376	$ 5,365	$ 5,347	$ 5,341	$ 5,357	2.8%	3.3%
CCRCs												
Revenue	$ 94,547	$ 79,025	$ 76,411	$ 71,900	$ 321,883	$ 71,779	$ 76,942	$ 77,890	$ 77,814	$ 304,425	8.2%	(5.4)%
Other operating income	$ —	$ 9,546	$ 2,841	$ 6,067	$ 18,454	$ 1,684	$ 46	$ 5	$ 53	$ 1,788	(99.1)%	(90.3)%
Segment Operating Income	$ 19,931	$ 13,850	$ 9,954	$ 9,445	$ 53,180	$ 7,608	$ 8,673	$ 7,704	$ 10,124	$ 34,109	7.2%	(35.9)%
Segment operating margin	*21.1%*	*15.6%*	*12.6%*	*12.1%*	*15.6%*	*10.4%*	*11.3%*	*9.9%*	*13.0%*	*11.1%*	*90 bps*	*(450) bps*
Segment adjusted operating margin (1)	*21.1%*	*5.4%*	*9.3%*	*4.7%*	*10.8%*	*8.3%*	*11.2%*	*9.9%*	*12.9%*	*10.6%*	*820 bps*	*(20) bps*
Number of communities (period end)	22	22	21	20	20	20	20	20	19	19	(5.0)%	(5.0)%
Period end number of units	5,711	5,741	5,452	5,322	5,322	5,322	5,351	5,351	5,202	5,202	(2.3)%	(2.3)%
Total Average Units	5,711	5,721	5,638	5,426	5,624	5,322	5,341	5,351	5,215	5,307	(3.9)%	(5.6)%
RevPAR	$ 5,496	$ 4,572	$ 4,477	$ 4,385	$ 4,738	$ 4,473	$ 4,770	$ 4,824	$ 4,946	$ 4,753	12.8%	0.3%
Weighted average occupancy	82.4%	74.0%	70.7%	69.2%	74.2%	68.5%	70.2%	71.2%	72.5%	70.6%	330 bps	(360) bps
RevPOR	$ 6,669	$ 6,181	$ 6,332	$ 6,334	$ 6,389	$ 6,534	$ 6,790	$ 6,777	$ 6,825	$ 6,733	7.8%	5.4%

(1) Excludes other operating income.

8

Senior Housing: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	4Q21 vs 4Q20 B(W)	Full Year 21 vs 20 B(W)
Revenue	$ 631,424	$ 593,339	$ 568,544	$ 548,938	$ 2,342,245	$ 542,041	$ 549,142	$ 563,115	$ 570,160	$ 2,224,458	3.9%	(5.0)%
Other operating income	—	6,084	3,598	73,764	83,446	7,250	752	87	235	8,324	(99.7)%	(90.0)%
Revenue and other operating income	631,424	599,423	572,142	622,702	2,425,691	549,291	549,894	563,202	570,395	2,232,782	(8.4)%	(8.0)%
Community Labor Expenses	(285,001)	(290,800)	(285,104)	(294,039)	(1,154,944)	(287,875)	(286,812)	(297,671)	(312,792)	(1,185,150)	(6.4)%	(2.6)%
Other facility operating expenses	(156,083)	(172,472)	(151,084)	(155,032)	(634,671)	(149,043)	(147,278)	(150,581)	(146,300)	(593,202)	5.6%	6.5%
Facility operating expenses(2)	(441,084)	(463,272)	(436,188)	(449,071)	(1,789,615)	(436,918)	(434,090)	(448,252)	(459,092)	(1,778,352)	(2.2)%	0.6%
Same Community Operating Income	**$ 190,340**	**$ 136,151**	**$ 135,954**	**$ 173,631**	**$ 636,076**	**$ 112,373**	**$ 115,804**	**$ 114,950**	**$ 111,303**	**$ 454,430**	**(35.9)%**	**(28.6)%**
Same Community adjusted operating income(3)	**$ 190,340**	**$ 130,067**	**$ 132,356**	**$ 99,867**	**$ 552,630**	**$ 105,123**	**$ 115,052**	**$ 114,863**	**$ 111,068**	**$ 446,106**	**11.2%**	**(19.3)%**
Same Community operating margin	*30.1%*	*22.7%*	*23.8%*	*27.9%*	*26.2%*	*20.5%*	*21.1%*	*20.4%*	*19.5%*	*20.4%*	*(840) bps*	*(580) bps*
Same Community adjusted operating margin(3)	*30.1%*	*21.9%*	*23.3%*	*18.2%*	*23.6%*	*19.4%*	*21.0%*	*20.4%*	*19.5%*	*20.1%*	*130 bps*	*(350) bps*
Total Average Units	49,657	49,650	49,649	49,651	49,652	49,654	49,654	49,654	49,656	49,655	—%	—%
RevPAR	$ 4,239	$ 3,983	$ 3,817	$ 3,685	$ 3,931	$ 3,639	$ 3,686	$ 3,780	$ 3,827	$ 3,733	3.9%	(5.0)%
Weighted average occupancy	83.4%	79.1%	75.5%	72.8%	77.7%	69.5%	70.4%	72.5%	73.6%	71.5%	80 bps	(620) bps
RevPOR	$ 5,082	$ 5,035	$ 5,057	$ 5,064	$ 5,061	$ 5,234	$ 5,237	$ 5,213	$ 5,204	$ 5,221	2.8%	3.2%



Same Community Operating Income(2) / Adjusted Operating Income(3)
($ in millions)
Same Community Other Operating Income
Same Community Adjusted Operating Income
$190.3
$136.2
$136.0
$173.6
$112.4
$115.8
$115.0
$111.3
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021



Same Community RevPAR / Weighted Average Occupancy
RevPAR
Weighted Average Occupancy
83.4%
79.1%
75.5%
72.8%
69.5%
70.4%
72.5%
73.6%
$4,239
$3,983
$3,817
$3,685
$3,639
$3,686
$3,780
$3,827
1Q 2020
2Q 2020
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021
4Q 2021

(1) Same Community portfolio reflects 632 communities.
(2) Excludes natural disaster expense of $2.9 million and $1.5 million for the full year 2020 and 2021, respectively.
(3) Excludes other operating income.

9

Senior Housing Segments: Same Community [1]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year
Independent Living					
Revenue	$ 132,556	$ 127,065	$ 122,498	$ 117,457	$ 499,576
Other operating income	—	—	96	11,440	11,536
Community Labor Expense	(48,247)	(49,643)	(48,085)	(49,054)	(195,029)
Other facility operating expense	(33,925)	(37,209)	(32,574)	(32,623)	(136,331)
Facility operating expense	(82,172)	(86,852)	(80,659)	(81,677)	(331,360)
Same Community Operating Income	$ 50,384	$ 40,213	$ 41,935	$ 47,220	$ 179,752
Same Community operating margin	*38.0%*	*31.6%*	*34.2%*	*36.6%*	*35.2%*
Same Community adjusted operating margin [2]	*38.0%*	*31.6%*	*34.2%*	*30.5%*	*33.7%*
Total Average Units	12,159	12,156	12,156	12,156	12,157
RevPAR	$ 3,634	$ 3,484	$ 3,359	$ 3,221	$ 3,425
Weighted average occupancy	87.1%	83.6%	79.9%	76.7%	81.8%
RevPOR	$ 4,174	$ 4,170	$ 4,203	$ 4,202	$ 4,187
Assisted Living and Memory Care					
Revenue	$ 441,977	$ 418,468	$ 399,588	$ 386,021	$ 1,646,054
Other operating income	—	151	1,937	59,057	61,145
Community Labor Expense	(206,558)	(211,529)	(208,491)	(215,711)	(842,289)
Other facility operating expense	(107,851)	(120,532)	(105,049)	(108,530)	(441,962)
Facility operating expense	(314,409)	(332,061)	(313,540)	(324,241)	(1,284,251)
Same Community Operating Income	$ 127,568	$ 86,558	$ 87,985	$ 120,837	$ 422,948
Same Community operating margin	*28.9%*	*20.7%*	*21.9%*	*27.1%*	*24.8%*
Same Community adjusted operating margin [2]	*28.9%*	*20.6%*	*21.5%*	*16.0%*	*22.0%*
Total Average Units	34,313	34,309	34,308	34,310	34,310
RevPAR	$ 4,294	$ 4,066	$ 3,882	$ 3,750	$ 3,998
Weighted average occupancy	82.1%	78.0%	74.4%	71.8%	76.5%
RevPOR	$ 5,228	$ 5,214	$ 5,222	$ 5,225	$ 5,224
CCRCs					
Revenue	$ 56,891	$ 47,806	$ 46,458	$ 45,460	$ 196,615
Other operating income	—	5,933	1,565	3,267	10,765
Community Labor Expense	(30,196)	(29,628)	(28,528)	(29,274)	(117,626)
Other facility operating expense	(14,307)	(14,731)	(13,461)	(13,879)	(56,378)
Facility operating expense	(44,503)	(44,359)	(41,989)	(43,153)	(174,004)
Same Community Operating Income	$ 12,388	$ 9,380	$ 6,034	$ 5,574	$ 33,376
Same Community operating margin	*21.8%*	*17.5%*	*12.6%*	*11.4%*	*16.1%*
Same Community adjusted operating margin [2]	*21.8%*	*7.2%*	*9.6%*	*5.1%*	*11.5%*
Total Average Units	3,185	3,185	3,185	3,185	3,185
RevPAR	$ 5,954	$ 5,003	$ 4,862	$ 4,758	$ 5,144
Weighted average occupancy	83.3%	74.5%	70.8%	68.8%	74.3%
RevPOR	$ 7,149	$ 6,713	$ 6,871	$ 6,919	$ 6,923

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	*4Q21 vs 4Q20 B(W)*	*Full Year 21 vs 20 B(W)*
Independent Living							
Revenue	$ 115,625	$ 114,659	$ 115,999	$ 115,679	$ 461,962	(1.5)%	(7.5)%
Other operating income	1,327	110	9	28	1,474	(99.8)%	(87.2)%
Community Labor Expense	(48,034)	(48,678)	(47,356)	(47,899)	(191,967)	2.4%	1.6%
Other facility operating expense	(32,333)	(31,625)	(32,793)	(31,982)	(128,733)	2.0%	5.6%
Facility operating expense	(80,367)	(80,303)	(80,149)	(79,881)	(320,700)	2.2%	3.2%
Same Community Operating Income	$ 36,585	$ 34,466	$ 35,859	$ 35,826	$ 142,736	(24.1)%	(20.6)%
Same Community operating margin	*31.3%*	*30.0%*	*30.9%*	*31.0%*	*30.8%*	*(560) bps*	*(440) bps*
Same Community adjusted operating margin [2]	*30.5%*	*30.0%*	*30.9%*	*30.9%*	*30.6%*	*40 bps*	*(310) bps*
Total Average Units	12,161	12,164	12,165	12,165	12,164	0.1%	0.1%
RevPAR	$ 3,169	$ 3,142	$ 3,179	$ 3,170	$ 3,165	(1.6)%	(7.6)%
Weighted average occupancy	73.6%	73.4%	74.8%	75.3%	74.3%	(140) bps	(750) bps
RevPOR	$ 4,307	$ 4,280	$ 4,250	$ 4,212	$ 4,262	0.2%	1.8%
Assisted Living and Memory Care							
Revenue	$ 379,311	$ 384,621	$ 396,186	$ 401,630	$ 1,561,748	4.0%	(5.1)%
Other operating income	4,930	611	75	155	5,771	(99.7)%	(90.6)%
Community Labor Expense	(210,214)	(207,430)	(218,702)	(232,286)	(868,632)	(7.7)%	(3.1)%
Other facility operating expense	(102,803)	(101,868)	(103,588)	(100,788)	(409,047)	7.1%	7.4%
Facility operating expense	(313,017)	(309,298)	(322,290)	(333,074)	(1,277,679)	(2.7)%	0.5%
Same Community Operating Income	$ 71,224	$ 75,934	$ 73,971	$ 68,711	$ 289,840	(43.1)%	(31.5)%
Same Community operating margin	*18.5%*	*19.7%*	*18.7%*	*17.1%*	*18.5%*	*(1,000) bps*	*(630) bps*
Same Community adjusted operating margin [2]	*17.5%*	*19.6%*	*18.7%*	*17.1%*	*18.2%*	*110 bps*	*(380) bps*
Total Average Units	34,308	34,305	34,304	34,305	34,306	—%	—%
RevPAR	$ 3,685	$ 3,737	$ 3,850	$ 3,903	$ 3,794	4.1%	(5.1)%
Weighted average occupancy	68.2%	69.4%	71.8%	72.9%	70.6%	110 bps	(590) bps
RevPOR	$ 5,402	$ 5,388	$ 5,364	$ 5,350	$ 5,374	2.4%	2.9%
CCRCs							
Revenue	$ 47,105	$ 49,862	$ 50,930	$ 52,851	$ 200,748	16.3%	2.1%
Other operating income	993	31	3	52	1,079	(98.4)%	(90.0)%
Community Labor Expense	(29,627)	(30,704)	(31,613)	(32,607)	(124,551)	(11.4)%	(5.9)%
Other facility operating expense	(13,907)	(13,785)	(14,200)	(13,530)	(55,422)	2.5%	1.7%
Facility operating expense	(43,534)	(44,489)	(45,813)	(46,137)	(179,973)	(6.9)%	(3.4)%
Same Community Operating Income	$ 4,564	$ 5,404	$ 5,120	$ 6,766	$ 21,854	21.4%	(34.5)%
Same Community operating margin	*9.5%*	*10.8%*	*10.1%*	*12.8%*	*10.8%*	*140 bps*	*(530) bps*
Same Community adjusted operating margin [2]	*7.6%*	*10.8%*	*10.0%*	*12.7%*	*10.3%*	*760 bps*	*(120) bps*
Total Average Units	3,185	3,185	3,185	3,186	3,185	—%	—%
RevPAR	$ 4,930	$ 5,218	$ 5,330	$ 5,529	$ 5,252	16.2%	2.1%
Weighted average occupancy	68.0%	70.0%	71.8%	73.6%	70.9%	480 bps	(340) bps
RevPOR	$ 7,249	$ 7,460	$ 7,420	$ 7,510	$ 7,410	8.5%	7.0%

(1) Same Community portfolio reflects 66 Independent Living communities, 553 Assisted Living and Memory Care communities, and 13 CCRC communities.
(2) Excludes other operating income.

10

Senior Housing Owned Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	4Q21 vs 4Q20 B(W)	Full Year 21 vs 20 B(W)
Revenue	$ 402,397	$ 376,140	$ 356,105	$ 338,806	$1,473,448	$ 336,160	$ 342,355	$ 350,664	$ 352,894	$1,382,073	4.2%	(6.2)%
Other operating income	—	7,156	3,317	43,955	54,428	5,098	552	77	196	5,923	(99.6)%	(89.1)%
Facility operating expense	(290,116)	(301,459)	(284,780)	(286,816)	(1,163,171)	(280,235)	(280,169)	(287,180)	(290,347)	(1,137,931)	(1.2)%	2.2%
Owned Portfolio Operating Income	**$112,281**	**$ 81,837**	**$ 74,642**	**$ 95,945**	**$ 364,705**	**$ 61,023**	**$ 62,738**	**$ 63,561**	**$ 62,743**	**$ 250,065**	**(34.6)%**	**(31.4)%**
Owned Portfolio operating margin	*27.9%*	*21.4%*	*20.8%*	*25.1%*	*23.9%*	*17.9%*	*18.3%*	*18.1%*	*17.8%*	*18.0%*	*(730) bps*	*(590) bps*
Owned Portfolio adjusted operating margin [(1)]	*27.9%*	*19.9%*	*20.0%*	*15.3%*	*21.1%*	*16.6%*	*18.2%*	*18.1%*	*17.7%*	*17.7%*	*240 bps*	*(340) bps*
Additional Information												
Interest expense: property level and corporate debt	$ (41,763)	$ (38,974)	$ (36,908)	$ (36,172)	$ (153,817)	$ (35,351)	$ (35,425)	$ (35,708)	$ (34,925)	$ (141,409)	3.4%	8.1%
Community level capital expenditures, net (see page 14)	$ (36,735)	$ (12,011)	$ (12,236)	$ (14,633)	$ (75,615)	$ (14,286)	$ (16,973)	$ (17,237)	$ (25,203)	$ (73,699)	(72.2)%	2.5%
Number of communities (period end)	355	355	350	350	350	349	348	348	347	347	(0.9)%	(0.9)%
Period end number of units	32,455	32,481	31,824	31,853	31,853	31,819	31,783	31,783	31,636	31,636	(0.7)%	(0.7)%
Total Average Units	32,513	32,461	32,137	31,851	32,240	31,844	31,785	31,783	31,648	31,766	(0.6)%	(1.5)%
RevPAR	$ 4,125	$ 3,862	$ 3,694	$ 3,540	$ 3,807	$ 3,514	$ 3,584	$ 3,672	$ 3,711	$ 3,620	4.8%	(4.9)%
Weighted average occupancy	82.6%	78.0%	74.2%	71.5%	76.6%	68.4%	69.6%	71.7%	72.7%	70.6%	120 bps	(600) bps
RevPOR	$ 4,997	$ 4,944	$ 4,978	$ 4,950	$ 4,968	$ 5,135	$ 5,151	$ 5,121	$ 5,108	$ 5,128	3.2%	3.2%

Interest Coverage as of December 31, 2021	1.2x
Interest Coverage as of December 31, 2021 (excluding other operating income)	1.2x
Net Debt as of December 31, 2021 *(see page 16)*	$3,293,382

(1) Excludes other operating income.

11

Senior Housing Leased Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	4Q21 vs 4Q20 B(W)	Full Year 21 vs 20 B(W)
Revenue	$ 285,491	$ 265,319	$ 254,763	$ 246,736	$ 1,052,309	$ 241,339	$ 244,310	$ 249,431	$ 252,531	$ 987,611	2.3%	(6.1)%
Other operating income	—	2,542	1,556	34,336	38,434	3,054	234	12	40	3,340	(99.9)%	(91.3)%
Facility operating expense	(194,426)	(207,102)	(191,417)	(197,909)	(790,854)	(189,046)	(186,255)	(193,243)	(197,935)	(766,479)	—%	3.1%
Leased Portfolio Operating Income	**$ 91,065**	**$ 60,759**	**$ 64,902**	**$ 83,163**	**$ 299,889**	**$ 55,347**	**$ 58,289**	**$ 56,200**	**$ 54,636**	**$ 224,472**	**(34.3)%**	**(25.1)%**
Leased Portfolio operating margin	*31.9%*	*22.7%*	*25.3%*	*29.6%*	*27.5%*	*22.6%*	*23.8%*	*22.5%*	*21.6%*	*22.7%*	*(800) bps*	*(480) bps*
Leased Portfolio adjusted operating margin [1]	*31.9%*	*21.9%*	*24.9%*	*19.8%*	*24.8%*	*21.7%*	*23.8%*	*22.5%*	*21.6%*	*22.4%*	*180 bps*	*(240) bps*
Additional Information												
One-time cash lease payment	$ —	$ —	$ (119,180)	$ —	$ (119,180)	$ —	$ —	$ —	$ —	$ —	NM	NM
Other cash facility lease payments on leased portfolio (see page 15)	$ (88,503)	$ (85,623)	$ (64,534)	$ (64,036)	$ (302,696)	$ (63,762)	$ (64,008)	$ (64,423)	$ (64,979)	$ (257,172)	(1.5)%	15.0%
Community level capital expenditures, net (see page 14)	$ (18,413)	$ (1,727)	$ (5,808)	$ (10,730)	$ (36,678)	$ (7,550)	$ (14,444)	$ (3,340)	$ (10,713)	$ (36,047)	0.2%	1.7%
Number of communities (period end)	306	305	302	301	301	301	300	300	299	299	(0.7)%	(0.7)%
Period end number of units	21,582	21,538	21,286	21,129	21,129	21,127	21,038	21,026	20,949	20,949	(0.9)%	(0.9)%
Total Average Units	21,671	21,579	21,303	21,235	21,447	21,127	21,126	21,028	21,017	21,074	(1.0)%	(1.7)%
RevPAR	$ 4,384	$ 4,091	$ 3,977	$ 3,874	$ 4,083	$ 3,808	$ 3,855	$ 3,954	$ 4,005	$ 3,905	3.4%	(4.4)%
Weighted average occupancy	84.1%	79.7%	76.9%	74.5%	78.8%	71.3%	71.9%	73.7%	74.7%	72.9%	20 bps	(590) bps
RevPOR	$ 5,215	$ 5,136	$ 5,166	$ 5,199	$ 5,179	$ 5,340	$ 5,361	$ 5,362	$ 5,359	$ 5,356	3.1%	3.4%

Lease Coverage as of December 31, 2021 [2]	0.65x
Operating and financing lease obligations as of December 31, 2021 (see page 26)[3]	$1,339,835

Facility Lease Maturity Information as of December 31, 2021

Initial lease maturities	**Community count**	**Total units**	**Year ended December 31, 2021 Total cash facility lease payments**
2022	39	1,854	$ 17,964
2023	—	—	—
2024	7	904	14,252
2025	121	10,286	102,597
2026	41	1,994	32,374
Thereafter	91	5,911	88,256
Total	299	20,949	$ 255,443

(1) Excludes other operating income.
(2) As of December 31, 2021, the lease coverage ratio, excluding other operating income was 0.64x.
(3) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations.

12

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted *($ in 000s)*	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	*4Q21 vs 4Q20 B(W)*	*Full Year 21 vs 20 B(W)*
G&A expense allocations [1]												
Senior Housing Owned Portfolio allocation	$ 18,635	$ 18,336	$ 17,804	$ 17,511	$ 72,286	$ 19,358	$ 22,010	$ 21,004	$ 18,871	$ 81,243	(7.8)%	(12.4)%
Senior Housing Leased Portfolio allocation	13,221	12,933	12,738	12,753	51,645	13,898	15,706	14,941	13,504	58,049	(5.9)%	(12.4)%
All Other allocation [2]	7,848	6,407	6,052	5,837	26,144	4,994	4,257	3,356	2,701	15,308	53.7%	41.4%
Health Care Services allocation	6,953	5,355	5,158	4,910	22,376	5,026	5,211	—	—	10,237	N/A	N/A
Subtotal G&A expense allocations	46,657	43,031	41,752	41,011	172,451	43,276	47,184	39,301	35,076	164,837	14.5%	4.4%
Non-cash stock-based compensation expense	5,957	6,119	6,136	2,535	20,747	4,783	4,527	3,568	3,392	16,270	(33.8%)	21.6%
Transaction and Organizational Restructuring Costs	1,981	3,368	6,250	1,778	13,377	1,884	689	943	293	3,809	83.5%	71.5%
General and administrative expense	**$ 54,595**	**$ 52,518**	**$ 54,138**	**$ 45,324**	**$ 206,575**	**$ 49,943**	**$ 52,400**	**$ 43,812**	**$ 38,761**	**$ 184,916**	**14.5%**	**10.5%**

	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	*4Q21 vs 4Q20 B(W)*	*Full Year 21 vs 20 B(W)*
Resident fee revenue	$ 782,707	$ 731,629	$ 700,771	$ 677,460	$2,892,567	$ 664,350	$ 673,978	$ 600,095	$ 605,425	$2,543,848	(10.6)%	(12.1)%
Resident fee revenue under management [3]	184,145	131,558	116,576	107,817	540,096	82,468	64,410	55,156	51,409	253,443	(52.3)%	(53.1)%
Total (consolidated and under management) [3]	$ 966,852	$ 863,187	$ 817,347	$ 785,277	$3,432,663	$ 746,818	$ 738,388	$ 655,251	$ 656,834	$2,797,291	(16.4)%	(18.5)%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management) [4]												
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*4.8%*	*5.0%*	*5.1%*	*5.2%*	*5.0%*	*5.8%*	*6.4%*	*6.0%*	*5.3%*	*5.9%*	(10) bps	(90) bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*5.6%*	*6.1%*	*6.6%*	*5.8%*	*6.0%*	*6.7%*	*7.1%*	*6.7%*	*5.9%*	*6.6%*	(10) bps	(60) bps

(1) G&A includes both direct, incremental costs attributable to the segment or portfolio and allocated costs. G&A allocations are calculated using a methodology which the Company believes matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.
(2) Primarily consists of the previously reported Management Services segment.
(3) Not included in consolidated reported amounts.
(4) Excludes other operating income and other operating income under management.

13

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, net, per average unit)		2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	4Q21 vs 4Q20 B(W)	Full Year 21 vs 20 B(W)
Community level capital expenditures, including allocations													
Senior Housing Owned Portfolio		$ 36,735	$ 12,011	$ 12,236	$ 14,633	$ 75,615	$ 14,286	$ 16,973	$ 17,237	$ 25,203	$ 73,699	(72.2)%	2.5%
Senior Housing Leased Portfolio		18,413	1,727	5,808	10,730	36,678	7,550	14,444	3,340	10,713	36,047	0.2%	1.7%
Community level capital expenditures, net	(A)	55,148	13,738	18,044	25,363	112,293	21,836	31,417	20,577	35,916	109,746	(41.6)%	2.3%
Corporate capital expenditures (includes Health Care Services)		5,408	7,783	4,828	9,280	27,299	5,614	4,378	7,616	10,056	27,664	(8.4)%	(1.3)%
Non-Development Capital Expenditures, net		**60,556**	**21,521**	**22,872**	**34,643**	**139,592**	**27,450**	**35,795**	**28,193**	**45,972**	**137,410**	**(32.7)%**	**1.6%**
Development Capital Expenditures, net		3,900	2,923	3,090	3,754	13,667	1,521	597	608	482	3,208	87.2%	76.5%
Total capital expenditures, net		**$ 64,456**	**$ 24,444**	**$ 25,962**	**$ 38,397**	**$153,259**	**$ 28,971**	**$ 36,392**	**$ 28,801**	**$ 46,454**	**$ 140,618**	**(21.0)%**	**8.2%**
Lessor reimbursements: non-development capital expenditures	(B)	5,827	8,096	4,056	9,867	27,846	8,951	10,001	15,688	7,460	42,100		
Change in related payables		(898)	10,938	(2,191)	(3,083)	4,766	2,439	(7,216)	1,790	(3,074)	(6,061)		
Total cash paid for capital expenditures		**$ 69,385**	**$ 43,478**	**$ 27,827**	**$ 45,181**	**$185,871**	**$ 40,361**	**$ 39,177**	**$ 46,279**	**$ 50,840**	**$ 176,657**	**(12.5)%**	**5.0%**
Senior Housing Total Average Units	(C)	54,184	54,040	53,440	53,086	53,687	52,971	52,911	52,811	52,665	52,840	(0.8)%	(1.6)%
Community level capital expenditures, net, per average unit	(A/C)	$ 1,018	$ 254	$ 338	$ 478	$ 2,092	$ 412	$ 594	$ 390	$ 682	$ 2,077	(42.7)%	0.7%
Community level capital expenditures, per average unit (including lessor reimbursements for non-development capital expenditures)	((A+B)/C)					$ 2,610					$ 2,874		(10.1%)

14

Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	4Q21 vs 4Q20 B(W)	Full Year 21 vs 20 B(W)
Operating Lease Obligations												
Facility operating lease expense	$ 64,481	$ 62,379	$ 51,620	$ 45,553	$ 224,033	$ 44,418	$ 43,864	$ 43,226	$ 42,850	$ 174,358		
Operating lease expense adjustment	6,733	8,221	117,322	4,000	136,276	4,664	5,326	6,273	7,017	23,280		
Cash facility operating lease payments	71,214	70,600	168,942	49,553	360,309	49,082	49,190	49,499	49,867	197,638	(0.6)%	45.1%
Financing Lease Obligations												
Interest expense: financing lease obligations	13,282	11,892	11,908	11,452	48,534	11,383	11,492	11,674	11,733	46,282		
Payment of financing lease obligations	5,087	4,677	4,548	4,556	18,868	4,789	4,864	5,039	5,182	19,874		
Cash financing lease payments	18,369	16,569	16,456	16,008	67,402	16,172	16,356	16,713	16,915	66,156	(5.7)%	1.8%
Total cash facility lease payments [1]	**$ 89,583**	**$ 87,169**	**$185,398**	**$ 65,561**	**$427,711**	**$ 65,254**	**$ 65,546**	**$ 66,212**	**$ 66,782**	**$ 263,794**	**(1.9)%**	**38.3%**
VTR one-time cash lease payment	—	—	(119,180)	—	(119,180)	—	—	—	—	—	NM	NM
Total cash facility lease payments, excluding the one-time cash lease payment	**$ 89,583**	**$ 87,169**	**$ 66,218**	**$ 65,561**	**$308,531**	**$ 65,254**	**$ 65,546**	**$ 66,212**	**$ 66,782**	**$ 263,794**	**(1.9)%**	**14.5%**
Interest Expense Reconciliation to Income Statement												
Interest expense: financing lease obligations	$ 13,282	$ 11,892	$ 11,908	$ 11,452	$ 48,534	$ 11,383	$ 11,492	$ 11,674	$ 11,733	$ 46,282	(2.5)%	4.6%
Interest income	(1,455)	(2,243)	(607)	(494)	(4,799)	(421)	(341)	(286)	(301)	(1,349)	(39.1)%	(71.9)%
Interest expense: debt	41,763	38,974	36,908	36,172	153,817	35,351	35,425	35,708	34,925	141,409	3.4%	8.1%
Interest expense, net	53,590	48,623	48,209	47,130	197,552	46,313	46,576	47,096	46,357	186,342	1.6%	5.7%
Amortization of deferred financing costs	1,315	1,556	1,730	1,827	6,428	1,873	2,140	1,979	1,457	7,449		
Interest income	1,455	2,243	607	494	4,799	421	341	286	301	1,349		
Interest expense per income statement	**$ 56,360**	**$ 52,422**	**$ 50,546**	**$ 49,451**	**$208,779**	**$ 48,607**	**$ 49,057**	**$ 49,361**	**$ 48,115**	**$ 195,140**	**2.7%**	**6.5%**

(1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

15

Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$575
$22
$553
$439
$439
$388
$7
$381
$646
$9
$636
$537
$8
$529
12/31/2020
03/31/2021
06/30/2021
09/30/2021
12/31/2021

Line of credit available to draw

Cash and cash equivalents and marketable securities

Debt Structure [1]
($ in millions)



Fixed mortgage rate debt
$2,151
56%
Variable rate debt with interest rate caps
$1,239
32%
$227
6%
Variable rate debt - unhedged
$224
6%
Fixed rate convertible senior notes

As of December 31, 2021

	Weighted Rate
Fixed rate mortgage debt	4.14 %
Variable rate debt [2]	2.44 %
Fixed rate convertible senior notes	2.00 %
Total debt	3.37 %

Leverage Ratios
($ in 000s)

Year Ended December 31, 2021				**Annualized Leverage** [4]
Adjusted EBITDAR	(A)	$	**336,114**	
Cash facility operating lease payments (*see page 15*)			(197,638)	
Adjusted EBITDA			**138,476**	
Cash financing lease payments (*see page 15*)			(66,156)	
Adjusted EBITDA after cash financing lease payments	(B)	$	**72,320**	
As of December 31, 2021				
Debt		$	3,841,212	
Cash and cash equivalents			(347,031)	
Marketable securities			(182,393)	
Restricted cash held as collateral against existing debt			(18,406)	
Net Debt	(C)		**3,293,382**	**45.5 x** (C/B)
Operating and financing lease obligations (*see page 26*) [5]			1,355,716	
Adjusted Net Debt	(D)	$	**4,649,098**	**13.8 x** (D/A)

Debt [1][2]

($ in millions)		Principal Payments [3]	Weighted Rate
2022	$	69	3.54 %
2023		234	3.49 %
2024		304	4.29 %
2025		348	2.81 %
2026		309	2.38 %
Thereafter		2,607	3.43 %
Total	**$**	**3,871**	**3.37 %**

(1) Includes the carrying amount of mortgage debt and convertible notes of which 94.1%, or $3.6 billion, represented non-recourse property-level mortgage financings.

(2) Reflects rates as of December 31, 2021 for variable debt.

(3) Amount includes maturities and recurring principal payments and excludes $30 million in deferred financing costs, net.

(4) Leverage ratios include results of operations of Health Care Services segment and communities disposed of through the disposition date.

(5) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

16

17 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility operating lease termination, operating lease expense adjustment, non-cash stock-based compensation expense, and Transaction and Organizational Restructuring Costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, and information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue from the former Health Care Services segment, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

18 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue from the former Health Care Services segment, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income (Loss) is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense or depreciation and amortization. All Other Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing and leasing activity, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third- party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

19 Appendices Summary Financial Impact: COVID-19 20 Non-GAAP Financial Measures 23

Summary Financial Impact: COVID-19 Consolidated

BROOKDALE SENIOR LIVING

($ in 000s)	1Q 2020	2Q 2020	3Q 2020	4Q 2020	Full Year	1Q 2021	2Q 2021	3Q 2021	4Q 2021	Full Year	COVID-19 Cumulative 2020 and 2021
Independent Living											
Estimated lost resident fee revenue	$ 600	$ 7,200	$ 12,600	$ 18,500	$ 38,900	$ 16,700	$ 17,700	$ 17,900	$ 19,800	$ 72,100	$ 111,000
Other operating income	$ —	$ —	$ 96	$ 11,727	$ 11,823	$ 1,364	$ 111	$ 9	$ 28	$ 1,512	$ 13,335
Facility operating expense	$ 1,213	$ 9,573	$ 2,208	$ 3,095	$ 16,089	$ 3,047	$ 1,449	$ 938	$ 430	$ 5,864	$ 21,953
Assisted Living and Memory Care											
Estimated lost resident fee revenue	$ 1,600	$ 26,400	$ 49,200	$ 65,400	$ 142,600	$ 62,900	$ 55,300	$ 49,900	$ 47,800	$ 215,900	$ 358,500
Other operating income	$ —	$ 152	$ 1,936	$ 60,497	$ 62,585	$ 5,104	$ 629	$ 75	$ 155	$ 5,963	$ 68,548
Facility operating expense	$ 7,708	$ 38,684	$ 15,493	$ 20,598	$ 82,483	$ 18,902	$ 6,058	$ 4,798	$ 2,494	$ 32,252	$ 114,735
CCRCs											
Estimated lost resident fee revenue	$ 500	$ 15,200	$ 14,700	$ 16,600	$ 47,000	$ 14,600	$ 8,800	$ 8,600	$ 8,000	$ 40,000	$ 87,000
Other operating income	$ —	$ 9,546	$ 2,841	$ 6,067	$ 18,454	$ 1,684	$ 46	$ 5	$ 53	$ 1,788	$ 20,242
Facility operating expense	$ 676	$ 9,263	$ 4,386	$ 4,425	$ 18,750	$ 3,985	$ 1,442	$ 1,498	$ 467	$ 7,392	$ 26,142
Senior Housing Total											
Estimated lost resident fee revenue	$ 2,700	$ 48,800	$ 76,500	$ 100,500	$ 228,500	$ 94,200	$ 81,800	$ 76,400	$ 75,600	$ 328,000	$ 556,500
Other operating income	$ —	$ 9,698	$ 4,873	$ 78,291	$ 92,862	$ 8,152	$ 786	$ 89	$ 236	$ 9,263	$ 102,125
Facility operating expense	$ 9,597	$ 57,520	$ 22,087	$ 28,118	$ 117,322	$ 25,934	$ 8,949	$ 7,234	$ 3,391	$ 45,508	$ 162,830
Health Care Services											
Estimated lost resident fee revenue	$ 3,100	$ 14,800	$ 15,100	$ 19,600	$ 52,600	$ 23,300	$ 27,700	$ —	$ —	$ 51,000	$ 103,600
Other operating income	$ —	$ 16,995	$ 5,892	$ —	$ 22,887	$ 2,583	$ 522	$ —	$ —	$ 3,105	$ 25,992
Facility operating expense	$ 403	$ 3,074	$ 2,392	$ 2,343	$ 8,212	$ 1,403	$ 792	$ —	$ —	$ 2,195	$ 10,407
Consolidated Total											
Estimated lost resident fee revenue	$ 5,800	$ 63,600	$ 91,600	$ 120,100	$ 281,100	$ 117,500	$ 109,500	$ 76,400	$ 75,600	$ 379,000	$ 660,100
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	$ 128,117
Facility operating expense	$ 10,000	$ 60,594	$ 24,479	$ 30,461	$ 125,534	$ 27,337	$ 9,741	$ 7,234	$ 3,391	$ 47,703	$ 173,237

Consolidated Occupancy

	March 2020	April 2020	May 2020	June 2020	July 2020	August 2020	September 2020	October 2020	November 2020	December 2020	January 2021	February 2021
Weighted average	82.7%	80.4%	78.4%	77.4%	76.4%	75.2%	74.3%	73.8%	72.8%	71.5%	70.0%	69.4%
Month-end	82.2%	80.0%	78.5%	77.8%	76.6%	75.5%	75.0%	74.1%	73.1%	71.5%	70.4%	70.1%

	March 2021	April 2021	May 2021	June 2021	July 2021	August 2021	September 2021	October 2021	November 2021	December 2021	January 2022
Weighted average	69.4%	69.9%	70.5%	71.2%	72.0%	72.5%	73.0%	73.3%	73.5%	73.6%	73.4%
Month-end	70.6%	71.1%	71.6%	72.6%	73.3%	73.7%	74.2%	74.5%	74.3%	74.5%	74.2%

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Summary Financial Impact: COVID-19 Consolidated

The Company's net cash provided by (used in) operating activities and Adjusted Free Cash Flow include the following impacts of temporary liquidity relief provided pursuant to the CARES Act:

Medicare Accelerated and Advance Payment Program

- During the full year 2020, the Company received $87.5 million under the Medicare Accelerated and Advance Payment Program.
- During the second, third, and fourth quarter of 2021, $14.3 million, $3.5 million, and $3.0 million, respectively, of the advanced payments were recouped, reducing the Company's net cash provided by (used in) operating activities and Adjusted Free Cash Flow with no impact on revenue or results of operations.
- Pursuant to the sale of 20% of the Company's equity in its Health Care Services segment, $63.6 million of such obligations were retained by the unconsolidated HCS Venture.
- As of December 31, 2021, the Company's outstanding balance of advanced payments was $3.1 million, of which the Company expects recoupment during the year ended December 31, 2022 under current legislation.

Deferred Payroll Tax Payments

- During the full year 2020, the Company deferred $72.7 million of the employer portion of social security payroll taxes incurred from March 27, 2020 through December 31, 2020.
- Pursuant to the sale of 80% of the Company's equity in its Health Care Services segment, $9.6 million of such obligations were retained by the unconsolidated HCS Venture.
- The Company paid $31.6 million in the three months ended December 31, 2021, reducing the Company's net cash provided by (used in) operating activities and Adjusted Free Cash Flow with no impact on revenue or results of operations.
- The remaining outstanding balance of $31.6 million is due December 31, 2022 under current legislation.

During the first and second quarter of 2021, the Company recognized other operating income of and recorded a receivable for $9.0 million and $0.9 million, respectively, of employee retention credits on wages paid from March 12, 2020 through December 31, 2020, impacting changes to working capital. During the third and fourth quarter of 2021, the Company received $1.1 million and $0.3 million, respectively, for employee retention credits, increasing the Company's net cash provided by (used in) operating activities and Adjusted Free Cash Flow. As of December 31, 2021, the Company has $6.5 million of receivables related to the employee retention credits, including a receivable of $0.8 million from the Health Care Services venture.

Certain cash flow impacts on working capital from the CARES Act and other government grants and credits are shown below:

	2020					2021					
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	Cumulative 2020 and 2021
Cash received (recouped) - Medicare advances	$ —	$ 85,013	$ 2,529	$ —	$ 87,542	$ —	$(14,258)	$ (3,527)	$ (3,057)	$ (20,842)	$ 66,700
Deferred payroll taxes	—	26,548	23,592	22,534	72,674	—	—	—	(31,553)	(31,553)	41,121
Cash received - government grants	—	34,234	4,364	77,150	115,748	1,700	405	89	251	2,445	118,193
Cash received - employee retention credit	—	—	—	—	—	—	—	1,055	350	1,405	1,405
Operating cash flow impacts (1)	**—**	**145,795**	**30,485**	**99,684**	**275,964**	**1,700**	**(13,853)**	**(2,383)**	**(34,009)**	**(48,545)**	**227,419**
Less: Other operating income	—	(26,693)	(10,765)	(78,291)	(115,749)	(10,735)	(1,308)	(89)	(236)	(12,368)	(128,117)
Changes in working capital	**$ —**	**$119,102**	**$ 19,720**	**$ 21,393**	**$ 160,215**	**$ (9,035)**	**$(15,161)**	**$ (2,472)**	**$ (34,245)**	**$ (60,913)**	**$ 99,302**
Liabilities retained by the Company as of December 31, 2021											$ 34,641

(1) Impacts included in Adjusted Free Cash Flow

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Summary Financial Impact: COVID-19 Same Community

BROOKDALE SENIOR LIVING

($ in 000s)	1Q 2020	2Q 2020	3Q 2020	4Q 2020	Full Year	1Q 2021	2Q 2021	3Q 2021	4Q 2021	Full Year	COVID-19 Cumulative 2020 and 2021
Independent Living											
Estimated lost resident fee revenue	$ 600	$ 6,900	$ 12,500	$ 18,000	$ 38,000	$ 16,500	$ 17,600	$ 17,900	$ 19,600	$ 71,600	$ 109,600
Other operating income	$ —	$ —	$ 96	$ 11,440	$ 11,536	$ 1,327	$ 110	$ 9	$ 28	$ 1,474	$ 13,010
Facility operating expense	$ 1,166	$ 9,343	$ 2,150	$ 3,002	$ 15,661	$ 2,928	$ 1,328	$ 888	$ 408	$ 5,552	$ 21,213
Assisted Living and Memory Care											
Estimated lost resident fee revenue	$ 1,600	$ 25,900	$ 48,300	$ 64,300	$ 140,100	$ 62,400	$ 54,800	$ 49,600	$ 47,500	$ 214,300	$ 354,400
Other operating income	$ —	$ 151	$ 1,937	$ 59,057	$ 61,145	$ 4,930	$ 611	$ 75	$ 155	$ 5,771	$ 66,916
Facility operating expense	$ 7,419	$ 37,545	$ 15,394	$ 20,306	$ 80,664	$ 18,521	$ 5,944	$ 4,740	$ 2,483	$ 31,688	$ 112,352
CCRCs											
Estimated lost resident fee revenue	$ 500	$ 9,200	$ 10,800	$ 12,600	$ 33,100	$ 10,000	$ 6,800	$ 6,200	$ 5,100	$ 28,100	$ 61,200
Other operating income	$ —	$ 5,933	$ 1,565	$ 3,267	$ 10,765	$ 993	$ 31	$ 3	$ 52	$ 1,079	$ 11,844
Facility operating expense	$ 384	$ 5,053	$ 2,757	$ 2,784	$ 10,978	$ 2,945	$ 913	$ 783	$ 280	$ 4,921	$ 15,899
Total Same Community											
Estimated lost resident fee revenue	$ 2,700	$ 42,000	$ 71,600	$ 94,900	$ 211,200	$ 88,900	$ 79,200	$ 73,700	$ 72,200	$ 314,000	$ 525,200
Other operating income	$ —	$ 6,084	$ 3,598	$ 73,764	$ 83,446	$ 7,250	$ 752	$ 87	$ 235	$ 8,324	$ 91,770
Facility operating expense	$ 8,969	$ 51,941	$ 20,301	$ 26,092	$ 107,303	$ 24,394	$ 8,185	$ 6,411	$ 3,171	$ 42,161	$ 149,464

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23 Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company’s earnings release dated February 14, 2022 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year
Net income (loss)	$ 369,497	$ (118,420)	$ (124,993)	$ (44,139)	$ 81,945	$ (108,303)	$ (83,604)	$ 174,263	$ (81,720)	$ (99,364)
Provision (benefit) for income taxes	(15,828)	8,504	14,884	(2,208)	5,352	752	(792)	15,279	(23,402)	(8,163)
Equity in (earnings) loss of unconsolidated ventures	1,008	(438)	293	1,244	2,107	531	(13,946)	1,474	1,547	(10,394)
Loss (gain) on debt modification and extinguishment, net	(19,181)	157	7,917	211	(10,896)	—	—	—	1,932	1,932
Loss (gain) on sale of assets, net	(372,839)	1,029	(2,209)	(513)	(374,532)	(1,112)	79	(288,375)	573	(288,835)
Other non-operating (income) loss	(2,662)	(988)	(948)	(1,050)	(5,648)	(1,644)	(2,948)	(571)	(740)	(5,903)
Interest expense	56,360	52,422	50,546	49,451	208,779	48,607	49,057	49,361	48,115	195,140
Interest income	(1,455)	(2,243)	(607)	(494)	(4,799)	(421)	(341)	(286)	(301)	(1,349)
Income (loss) from operations	14,900	(59,977)	(55,117)	2,502	(97,692)	(61,590)	(52,495)	(48,855)	(53,996)	(216,936)
Depreciation and amortization	90,738	93,154	87,821	87,513	359,226	83,891	83,591	84,560	85,571	337,613
Asset impairment	78,226	10,290	8,213	10,579	107,308	10,677	2,078	639	9,609	23,003
Loss (gain) on facility operating lease termination, net	—	—	—	(2,303)	(2,303)	—	—	—	(2,003)	(2,003)
Operating lease expense adjustment	(6,733)	(8,221)	(117,322)	(4,000)	(136,276)	(4,664)	(5,326)	(6,273)	(7,017)	(23,280)
Non-cash stock-based compensation expense	5,957	6,119	6,136	2,535	20,747	4,783	4,527	3,568	3,392	16,270
Transaction and Organizational Restructuring Costs	1,981	3,368	6,250	1,778	13,377	1,884	689	943	293	3,809
Adjusted EBITDA (1)	**$ 185,069**	**$ 44,733**	**$ (64,019)**	**$ 98,604**	**$ 264,387**	**$ 34,981**	**$ 33,064**	**$ 34,582**	**$ 35,849**	**$ 138,476**
PEAK management termination fee	(100,000)	—	—	—	(100,000)	—	—	—	—	—
VTR one-time cash lease payment	—	—	119,180	—	119,180	—	—	—	—	—
Adjusted EBITDA, excluding PEAK management termination fee and VTR one-time cash lease payment	**$ 85,069**	**$ 44,733**	**$ 55,161**	**$ 98,604**	**$ 283,567**	**$ 34,981**	**$ 33,064**	**$ 34,582**	**$ 35,849**	**$ 138,476**
Other operating income	$ —	$ 26,693	$ 10,765	$ 78,291	$ 115,749	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368

(1) Adjusted EBITDA includes:
- Government grants and credits recognized in other operating income.
- $100.0 million benefit for the first quarter and full year of 2020 for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's ownership interest in the CCRC Venture.
- The $119.2 million one-time cash lease payment for the third quarter and full year of 2020.

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25 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Full Year 2021($ in 000s) Net income (loss) $ (99,364) Provision (benefit) for income taxes (8,163) Equity in (earnings) loss of unconsolidated ventures (10,394) Loss (gain) on debt modification and extinguishment, net 1,932 Loss (gain) on sale of assets, net (288,835) Other non-operating (income) loss (5,903) Interest expense 195,140 Interest income (1,349) Income (loss) from operations (216,936) Depreciation and amortization 337,613 Asset impairment 23,003 Loss (gain) on facility operating lease termination, net (2,003) Facility operating lease expense 174,358 Non-cash stock-based compensation expense 16,270 Transaction and Organizational Restructuring Costs 3,809 Adjusted EBITDAR $ 336,114 Facility operating lease expense (174,358) Operating lease expense adjustment (23,280) Adjusted EBITDA $ 138,476 Interest expense: financing lease obligations (46,282) Payment of financing lease obligations (19,874) Adjusted EBITDA after cash financing lease payments $ 72,320 Non-GAAP Financial Measures (continued)

26 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of December 31, 2021 Long-term debt (including current portion) $ 3,841,212 Cash and cash equivalents (347,031) Marketable securities (182,393) Cash held as collateral against existing debt (18,406) Net Debt 3,293,382 Operating and financing lease obligations 1,384,805 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (29,089) Adjusted Net Debt $ 4,649,098 Operating and financing lease obligations $ 1,384,805 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (29,089) Adjusted operating and financing lease obligations 1,355,716 Operating and financing lease obligations related to corporate office and information technology leases (15,881) Operating and financing lease obligations for Senior Housing Leased Portfolio $ 1,339,835 Non-GAAP Financial Measures (continued)

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2020 1Q	2020 2Q	2020 3Q	2020 4Q	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year
Net cash provided by (used in) operating activities	**$ 57,479**	**$151,840**	**$(77,169)**	**$ 73,499**	**$ 205,649**	**$(23,857)**	**$ 3,410**	**$ 7,200**	**$(81,387)**	**$ (94,634)**
Net cash provided by (used in) investing activities	(247,927)	(47,483)	(48,554)	(81,147)	(425,111)	(3,806)	1,561	203,974	(20,272)	181,457
Net cash provided by (used in) financing activities	347,250	(40,726)	96,668	(20,279)	382,913	(35,562)	(20,992)	(19,177)	(37,926)	(113,657)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 156,802	$ 63,631	$ (29,055)	$ (27,927)	$ 163,451	$ (63,225)	$ (16,021)	$ 191,997	$(139,585)	$ (26,834)
Net cash provided by (used in) operating activities	**$ 57,479**	**$151,840**	**$(77,169)**	**$ 73,499**	**$ 205,649**	**$(23,857)**	**$ 3,410**	**$ 7,200**	**$(81,387)**	**$ (94,634)**
Distributions from unconsolidated ventures from cumulative share of net earnings	—	—	(766)	—	(766)	—	(5,355)	(836)	—	(6,191)
Changes in prepaid insurance premiums financed with notes payable	17,434	(5,770)	(5,841)	(5,823)	—	12,985	(4,200)	(4,151)	(4,634)	—
Changes in operating lease assets and liabilities for lease termination	—	—	—	—	—	—	—	—	2,380	2,380
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(4,088)	(6,421)	(3,131)	(8,602)	(22,242)	(7,563)	(7,943)	(11,551)	(3,908)	(30,965)
Non-development capital expenditures, net	(60,556)	(21,521)	(22,872)	(34,643)	(139,592)	(27,450)	(35,795)	(28,193)	(45,972)	(137,410)
Payment of financing lease obligations	(5,087)	(4,677)	(4,548)	(4,556)	(18,868)	(4,789)	(4,864)	(5,039)	(5,182)	(19,874)
Adjusted Free Cash Flow (1)	**$ 5,182**	**$113,451**	**$(114,327)**	**$ 19,875**	**$ 24,181**	**$(50,674)**	**$(54,747)**	**$(42,570)**	**$(138,703)**	**$ (286,694)**
Cash received - government grants and credits	$ —	$ 34,234	$ 4,364	$ 77,150	$ 115,748	$ 1,700	$ 405	$ 1,144	$ 601	$ 3,850
Deferred payroll taxes	—	26,548	23,592	22,534	72,674	—	—	—	(31,553)	(31,553)
Cash received (recouped) - Medicare advances	—	85,013	2,529	—	87,542	—	(14,258)	(3,527)	(3,057)	(20,842)

(1) Adjusted Free Cash Flow includes:
- Government grants and credits received, employer portion of payroll taxes deferred (paid), and receipts (recoupments) of advanced Medicare payments.
- $100.0 million benefit for the first quarter and full year 2020 for the management agreement termination fee payment received from Healthpeak in connection with the sale of Brookdale's ownership interest in the CCRC Venture.
- The $119.2 million one-time cash lease payment for the third quarter and full year of 2020.

Brookdale Senior Living Inc.
111 Westwood Place
Brentwood, TN 37027
(615) 221-2250
www.brookdale.com

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